                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                              --------------------

       Date of Report (Date of earliest event reported): January 23, 2003

                        TRAVELERS PROPERTY CASUALTY CORP.

               (Exact Name of Registrant as Specified in Charter)

          Connecticut                001-31266            No. 06-1008174

(State or Other Jurisdiction of  (Commission File  (IRS Employer Identification
        Incorporation)                Number)                 No.)

 One Tower Square, Hartford, Connecticut                     06183

 (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (860) 277-0111

                                 Not Applicable

         (Former name or former address, if changed since last report.)

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

         On January 23, 2003, Travelers Property Casualty Corp. (the "Company") issued a press release announcing the results of the Company's operations for the quarter and year ended December 31, 2002 and the availability of the Company's fourth quarter financial supplement on the Company's web site. The press release and financial supplement are attached as Exhibits 99.1 and 99.2 to this Report.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

                The following exhibits are filed herewith:

                Exhibit 99.1  Press Release dated January 23, 2003.

                Exhibit 99.2  Fourth Quarter 2002 Financial Supplement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRAVELERS PROPERTY CASUALTY CORP.

Date: January 24, 2003                 By   /s/ Paul H. Eddy
                                          ------------------------------------
                                                Name:  Paul H. Eddy
                                                Title: Deputy General Counsel
                                                       and Assistant Secretary
                                       3

                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------

99.1                 Press Release dated January 23, 2003.

99.2                 Fourth Quarter 2002 Financial Supplement.


                                       4